UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No )

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EVCI Career Colleges Holding Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2007

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

EVCI Career Colleges Holding Corp. today announced that it will attend a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) on Thursday, July 19, 2007. As previously announced, the Staff of The NASDAQ Stock Market LLC (the “Staff”) notified EVCI on June 13, 2007 that its securities were subject to delisting. The Staff notice was based on EVCI’s non-compliance with NASDAQ's $1.00 per share bid price requirement and the fact that EVCI did not obtain shareholder approval for and prior to the completion of the recent private placement of securities with ComVest Investment Partners III, L.P. and certain members of management (the "ComVest Financing"). In response to this notice, EVCI requested a hearing resulting in a stay of delisting pending the issuance of a decision by the Panel following the upcoming hearing.

As previously announced, EVCI has acknowledged that NASDAQ rules required EVCI to obtain shareholder approval for the ComVest Financing prior to its closing, absent an exception. Accordingly, pursuant to NASDAQ rules, EVCI applied for an exception to the shareholder approval requirements based on the fact that its financial viability would have been seriously jeopardized by the delay in obtaining shareholder approval prior to closing the transaction. Notwithstanding EVCI’s financial condition, the Staff determined to deny EVCI’s request for an exception, based on management’s participation in the ComVest Financing on the same terms as ComVest, and advised EVCI that it would initiate delisting proceedings if the transaction closed as proposed without shareholder approval. EVCI closed the ComVest Financing as scheduled on May 23, 2007 so that it would have the funds necessary to preserve its financial viability.

On July 11, 2007, EVCI received an additional notice of non-compliance from the Staff indicating that EVCI’s decision to close the ComVest Financing notwithstanding the Staff’s advice raises public interest concerns under Marketplace Rule 4300 and IM-4300. EVCI will present its views with respect to this notice and the Staff’s June 13th notice at Thursday’s hearing and will request that the Panel provide it with additional time to effect a reverse stock split following the stockholders’ meeting scheduled for July 31, 2007, thereby addressing the bid price issue, and to take certain other remedial measures designed to address the shareholder approval issue. However, there can be no assurance that the Panel will grant EVCI’s request for continued listing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.*	Description of Exhibit

99.1*	Press Release dated July 17, 2007.

_______________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: July 17, 2007	By:	/s/ Joseph D. Alperin
Name: Joseph D. Alperin
Title: General Counsel and Vice President
for Corporate Affairs

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 17, 2007

Exhibit 99.1

EVCI to Attend NASDAQ Hearing

Yonkers, NY - (MARKET WIRE) -- July 17, 2007 - EVCI Career Colleges Holding Corp. (NASDAQCM: EVCI) today announced that it will attend a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”) on Thursday, July 19, 2007. As previously announced, the Staff of The NASDAQ Stock Market LLC (the “Staff”) notified EVCI on June 13, 2007 that its securities were subject to delisting. The Staff notice was based on EVCI’s non-compliance with NASDAQ's $1.00 per share bid price requirement and the fact that EVCI did not obtain shareholder approval for and prior to the completion of the recent private placement of securities with ComVest Investment Partners III, L.P. and certain members of management (the "ComVest Financing"). In response to this notice, EVCI requested a hearing resulting in a stay of delisting pending the issuance of a decision by the Panel following the upcoming hearing.

As previously announced, EVCI has acknowledged that NASDAQ rules required EVCI to obtain shareholder approval for the ComVest Financing prior to its closing, absent an exception. Accordingly, pursuant to NASDAQ rules, EVCI applied for an exception to the shareholder approval requirements based on the fact that its financial viability would have been seriously jeopardized by the delay in obtaining shareholder approval prior to closing the transaction. Notwithstanding EVCI’s financial condition, the Staff determined to deny EVCI’s request for an exception, based on management’s participation in the ComVest Financing on the same terms as ComVest, and advised EVCI that it would initiate delisting proceedings if the transaction closed as proposed without shareholder approval. EVCI closed the ComVest Financing as scheduled on May 23, 2007 so that it would have the funds necessary to preserve its financial viability.

On July 11, 2007, EVCI received an additional notice of non-compliance from the Staff indicating that EVCI’s decision to close the ComVest Financing notwithstanding the Staff’s advice raises public interest concerns under Marketplace Rule 4300 and IM-4300. EVCI will present its views with respect to this notice and the Staff’s June 13th notice at Thursday’s hearing and will request that the Panel provide it with additional time to effect a reverse stock split following the stockholders’ meeting scheduled for July 31, 2007, thereby addressing the bid price issue, and to take certain other remedial measures designed to address the shareholder approval issue. However, there can be no assurance that the Panel will grant EVCI’s request for continued listing.

Contact:

Joseph D. Alperin
General Counsel and
Vice President for Corporate Affairs
EVCI Career Colleges Holding Corp.
914.623.0700